AMERON INTERNATIONAL CORPORATION AND SUBSIDIARIES

EXHIBIT 10.2

NINTH AMENDMENT TO CREDIT AGREEMENT

Exhibit 10.2 is the Ninth Amendment to Credit Agreement dated as of January 24, 2003 (as amended and modified from time to time, the "Credit Agreement"), among Ameron International Corporation, a Delaware corporation (the "Borrower"), the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as administrative agent (the "Agent").

March 31, 2011

Ameron International Corporation
245 Los Robles Avenue
Pasadena, CA 91101-2894

Re:    Ninth Amendment to Credit Agreement dated as of January 24, 2003 (as amended and modified from time to time, the "Credit Agreement"), among Ameron International Corporation, a Delaware corporation (the "Borrower"), the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as administrative agent (the "Agent").

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Borrower has informed the Lenders that it was required to pay $18,006,000 in cash taxes (the "TAMCO Tax") on gains received in connection with the sale of its interest in TAMCO to Gerdau Ameristeel US Inc. The Borrower has requested that the Lenders (i) consent to the exclusion of the TAMCO Tax from the calculation of the Consolidated Fixed Charge Coverage Ratio and (ii) amend the Credit Agreement as provided below.

Effective as of February 26, 2011, the Required Lenders hereby consent to the exclusion of the TAMCO Tax from the calculation of the Consolidated Fixed Charge Coverage Ratio for the fiscal quarters ending February 27, 2011, May 29, 2011, August 28, 2011 and November 30, 2011.

The consent contained herein is a one-time consent, and is expressly limited to the purposes and matters set forth herein. Nothing contained herein shall constitute a waiver or modification of any other rights or remedies the Agent or any Lender may have under any Loan Document or applicable Law.

The parties hereto agree that Section 8.11(c) of the Credit Agreement is amended to read as follows:

(c)    Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower, for the four fiscal quarter period ending on such date, to be less than the ratio set forth below opposite such fiscal quarter:

Calendar year/ fiscal quarter end	February 27	May 29	August 28	November 30
2011	1.50 to 1.0	1.10 to 1.0	1.10 to 1.0	1.35 to 1.0
thereafter	1.50 to 1.0	1.50 to 1.0	1.50 to 1.0	1.50 to 1.0

The Borrower and each Guarantor represents and warrants that no amendment to, or waiver or consent under, the 2005 Note Purchase Agreement is required in connection with the TAMCO Tax and the calculation of the financial covenants under the 2005 Note Purchase Agreement.

This letter agreement shall become effective upon satisfaction of the following conditions precedent: (i) the execution hereof by the Loan Parties, the Required Lenders and the Agent and (ii) receipt by the Administrative Agent, for the account of each Lender executing this letter agreement, of a fee of $7,000 for each such Lender.

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original. This letter agreement is a Loan Document.

[signature page follows]

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Sincerely,

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Bridgett J. Manduk
Name:	Bridgett J. Manduk
Title:	Assistant Vice President

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:	AMERON INTERNATIONAL
CORPORATION

	By:	/s/ James R. McLaughlin
	Name:	James R. McLaughlin
	Title:	SVP, Corporate Development & Treasurer

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	SVP, Finance and Administration & CFO

GUARANTORS:	ISLAND READY-MIX CONCRETE, INC.

	By:	/s/ Gary Wagner
	Name:	Gary Wagner
	Title:	Vice President

CENTRON INTERNATIONAL INC.

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

AMERICAN PIPE AND CONSTRUCTION
INTERNATIONAL

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President & Treasurer

AMERON HOLDINGS, INC. (f/k/a Contrad)

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

AMERCOAT CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

BONDSTRAND CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

PSX CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

AMERON COMPOSITES INC.

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

BOLENCO CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

TUBOS CALIFORNIA CORPORATION

By:	/s/ Gary Wagner
Name:	Gary Wagner
Title:	Vice President

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ G. Scott Lambert
	Name:	G. Scott Lambert
	Title:	Vice President

BANK OF THE WEST

By:	/s/ Brock Mullins
Name:	Brock Mullins
Title:	Vice President

WELLS FARGO BANK, N.A.

By:	/s/ Ted Wu
Name:	Ted Wu
Title:	Vice President

UNION BANK, N.A.

By:	/s/ Peter C. Thompson
Name:	Peter C. Thompson
Title:	Vice President

COMERICA BANK

By:	/s/ Mark C. Skrzynski
Name:	Mark C. Skrzynski
Title:	Assistant Vice President

BANK OF HAWAII

By:	/s/ Anna Wu
Name:	Anna Wu
Title:	Vice President